AMENDMENT NO. 1

TO

MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY SPECTRUM TECHNICAL L.P., a Delaware limited partnership (the “Partnership”), CERES MANAGED FUTURES LLC, a Delaware limited liability company (“CMF” or the “General Partner”), and BLACKWATER CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“Blackwater” or the “Advisor”), have agreed to amend the Management Agreement, dated as of December 1, 2011 (the “Management Agreement”), among the Partnership, the General Partner and the Advisor, to reduce the monthly management fee rate payable to the Advisor.  Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.           The monthly management fee rate equal to 1/12 of 1.25% (a 1.25% annual rate) referred to in clause (a)(ii) of the Section entitled “Compensation” in the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 0.75% (a 0.75% annual rate).

2.           The foregoing amendments shall take effect as of the 1st day of December, 2013.

3.           This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

4.           This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 22nd day of November, 2013.

MORGAN STANLEY SMITH BARNEY SPECTRUM TECHNICAL L.P.

By: Ceres Managed Futures LLC,

General Partner

By:	/s/ Alper Daglioglu

Name:	Alper Daglioglu

Title:	President and Director

CERES MANAGED FUTURES LLC

By:	/s/ Alper Daglioglu

Name:	Alper Daglioglu

Title:	President and Director

BLACKWATER CAPITAL MANAGEMENT LLC

By:	/s/ Andrew Silwanowicz

Name:	Andrew Silwanowicz

Title:	Principal